UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 17, 2009

Exact name of registrants as specified in
Commission	their charters, address of principal executive	IRS Employer
File Number	offices and registrants’ telephone number	Identification Number
1-14465	IDACORP, Inc.	82-0505802
1-3198	Idaho Power Company	82-0130980
1221 W. Idaho Street
Boise, ID 83702-5627
(208) 388-2200

State or Other Jurisdiction of Incorporation: Idaho

None
Former name or former address, if changed since last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

IDACORP, Inc.
IDAHO POWER COMPANY
Form 8-K

ITEM 8.01     OTHER EVENTS.

General Rate Case Petition for Reconsideration

As previously reported, on January 30, 2009, the Idaho Public Utilities Commission (IPUC) issued an order in the 2008 general rate case filed by Idaho Power Company (Company).  The IPUC granted an average annual increase, effective February 1, 2009, of 3.1 percent (approximately $20.9 million annually) in retail base rates.

On February 19, 2009, the Company filed with the IPUC a petition for reconsideration and/or clarification of four principal areas of the order.

Two of the four areas involve reconciling the calculation of the Company’s revenue requirement with the order.  These items (approximately $7.2 million in annual revenues) relate to the annual amount of labor expense to be included in rates.

The third area relates to a $3.3 million expense credit received in 2006 as a result of successful litigation with the Federal Energy Regulatory Commission (FERC) and other federal agencies (FERC Credit).  In the order, the IPUC directed the Company to refund the FERC Credit to customers over a five year period, thereby reducing the Company’s annual revenue requirement by approximately $650,000 per year during such period.  The Company believes that this was contrary to Idaho law.

The fourth area involves the use of Company purchasing cards (P-Cards).  The Company issues P-Cards to a number of its employees to efficiently process high volume, low value purchases.  In the order, the IPUC accepted the IPUC Staff’s recommendation to remove approximately $890,000 of P-Card expenses from the Company’s revenue requirement because the Staff believed this amount was excessive.  The Company believes that the IPUC’s decision to deny recovery of $890,000 of P-Card purchases was not supported by evidence in the record.

The IPUC has 28 days in which to decide whether to grant the Company’s petition.  If the Company’s petition is granted, then the matter must be reheard, or written briefs filed, within 13 weeks after the petition filing date, and the IPUC will then have 28 days to issue its order.  Other parties may also file petitions or cross-petitions for reconsideration.

The Company is unable to predict whether the IPUC will grant its petition or the outcome of this matter.

FERC Open Access Transmission Tariff Request for Rehearing

As previously reported, on January 15, 2009, the FERC issued an order relating to the treatment in the Company’s formula rate of certain contracts for transmission service (Legacy Agreements) that were in existence before the implementation of the Open Access Transmission Tariff (OATT) in 1996.  The FERC order directs the Company to make refunds to FERC jurisdictional transmission customers in the total amount of $13.3 million (including $1.1 million in interest) for the period since the Company’s new transmission rates went into effect in June 2006.

On February 17, 2009, the Company filed a request for rehearing with the FERC.  The Company believes that the treatment of the Legacy Agreements conflicts with precedent.  The rehearing request asserts that the FERC order is in error by: (1) requiring the Company to include the contract demands associated with the Legacy Agreements in the OATT formula rate divisor rather than crediting the revenue from the Legacy Agreements against the Company’s transmission revenue requirement; (2) concluding that the Company must include the contract demands associated with the Legacy Agreements rather than the customers’ coincident peak demands; (3) concluding that the transmission rate contained in one or more of the Legacy Agreements was not a discounted rate; (4) failing to consider the non-monetary benefits received by the Company from the Legacy Agreements; (5) concluding that the services provided under the Legacy Agreements are firm services and therefore should be handled for rate purposes in the same manner as firm services under the OATT; and (6) failing to affirm the rate treatment that has been used for the Legacy Agreements for approximately 30 years.

The Company is unable to predict the outcome of this matter.

Fourth Quarter 2008 Conference Call

On February 19, 2009, IDACORP held its fourth quarter analyst conference call.  The transcript of the call is furnished as Exhibit 99 hereto.

Certain statements contained in this Current Report on Form 8-K, including statements with respect to future earnings, ongoing operations, and financial conditions, are “forward-looking statements” within the meaning of federal securities laws.  Although IDACORP and the Company believe that the expectations and assumptions reflected in these forward-looking statements are reasonable, these statements involve a number of risks and uncertainties, and actual results may differ materially from the results discussed in the statements.  Factors that could cause actual results to differ materially from the forward-looking statements include: the effect of state and federal regulatory decisions affecting our ability to recover costs and/or earn a reasonable rate of return including, but not limited to, the disallowance of costs that have been deferred; changes in and compliance with state and federal laws, policies and regulations including the cost and effect of compliance, investigations and audits, penalties and costs of remediation that may or may not be recoverable through rates; changes in tax laws or related regulations or new interpretations of applicable law by the Internal Revenue Service or other taxing jurisdiction; litigation and regulatory proceedings, including those resulting from the energy situation in the western United States, and penalties and settlements that influence business and profitability; changes in and compliance with laws, regulations, and policies including changes in law and compliance with environmental, natural resources, endangered species and safety laws, regulations and policies and the adoption of laws and regulations addressing greenhouse gas emissions, global climate change, and energy policies; global climate change and regional weather variations affecting customer demand and hydroelectric generation; over-appropriation of surface and groundwater in the Snake River Basin resulting in reduced generation at hydroelectric facilities; construction of power generation, transmission and distribution facilities, including an inability to obtain required governmental permits and approvals, rights-of-way and siting, and risks related to contracting, construction and start-up; operation of power generating facilities including performance below expected levels, breakdown or failure of equipment, availability of transmission and fuel supply; changes in operating expenses and capital expenditures, including costs and availability of materials, fuel and commodities; blackouts or other disruptions of Idaho Power Company’s transmission system or the western interconnected transmission system; population growth rates and other demographic patterns; market prices and demand for energy, including structural market changes; increases in uncollectible customer receivables; fluctuations in sources and uses of cash; results of financing efforts, including the ability to obtain financing or refinance existing debt when necessary or on favorable terms, which can be affected by factors such as credit ratings, volatility in the financial markets and other economic conditions; actions by credit rating agencies, including changes in rating criteria and new interpretations of existing criteria; changes in interest rates or rates of inflation; performance of the stock market, interest rates, credit spreads and other financial market conditions, as well as changes in government regulations, which affect the amount and timing of required contributions to pension plans and the reported costs of providing pension and other postretirement benefits; increases in health care costs and the resulting effect on medical benefits paid for employees; increasing costs of insurance, changes in coverage terms and the ability to obtain insurance; homeland security, acts of war or terrorism; natural disasters and other natural risks, such as earthquake, flood, drought, lightning, wind and fire; adoption of or changes in critical accounting policies or estimates; and new accounting or Securities and Exchange Commission requirements, or new interpretation or application of existing requirements.  Any such forward-looking statement should be considered in light of such factors and others noted in the companies’ Annual Report on Form 10-K for the year ended December 31, 2007, the Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008, June 30, 2008 and September 30, 2008 and other reports on file with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Number	Description
99	Analyst Conference Call Transcript

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Dated:  February 20, 2009

IDACORP, Inc.

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer

IDAHO POWER COMPANY

By:   /s/ Darrel T. Anderson
Darrel T. Anderson
Senior Vice President -
Administrative Services
and Chief Financial Officer